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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2005


                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


        0-32455                                         88-0459590
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


        400 N. SAM HOUSTON PARKWAY EAST, SUITE 205, HOUSTON, TEXAS 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously disclosed in Far East Energy Corporation's (the "Company") Current Report on Form 8-K filed on October 26, 2005, the Company entered into a modification agreement (the "Modification Agreement") on October 20, 2005 to extend the time to complete phase two of the exploration period under the Product Sharing Contract for Exploitation of Coalbed Methane Resources In Enhong and Laochang, Yunnan Province, the People's Republic of China, dated January 25, 2002, between China United Coalbed Methane Corporation Ltd. and the Company until June 30, 2007. The Modification Agreement was conditioned upon the approval of the Ministry of Commerce. This Item 1.01 is being filed solely for the purpose of disclosing that the Company was notified on November 22, 2005 that the Ministry of Commerce approved the Modification Agreement. For further discussion of the terms and conditions of the Modification Agreement, see the Company's Current Report on Form 8-K filed on October 26, 2005.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 2005

                                            FAR EAST ENERGY CORPORATION

                                            By: /s/ Bruce N. Huff
                                                --------------------------------
                                                Bruce N. Huff
                                                Chief Financial Officer